J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Disciplined Equity Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 21, 2017

to the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated November 1, 2016, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT POLICIES AND STRATEGIES

At its August 2017 meeting, the Board of Trustees approved several changes to the JPMorgan Disciplined Equity Fund (the “Fund”), as described below.

Name and Strategy Changes

Effective November 1, 2017, the name of the Fund will be changed to JPMorgan U.S. Research Enhanced Equity Fund. As a result of the name change, on November 1, 2017, the Fund will also change the following non-fundamental policy:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities.

to read as follows:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies.

At the same time, the Fund’s investment strategies will clarify the types of equity securities that the Fund will invest in, and the “What are the Fund’s main investment strategies?” section of each prospectus and summary prospectus for the Fund will be replaced by the following:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets plus the amount of borrowings for investment purposes. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies in the S&P 500 Index (which includes both large cap and mid cap companies). The Fund may also invest in securities not included within the S&P 500 Index. As of the reconstitution of the S&P 500 Index on September 30, 2016, the market capitalizations of the companies in the index ranged from $1.1 billion to $609.2 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with a modest level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund.

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On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the S&P 500 Index

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.

Class A Shares Limited Offering

The Board of Trustees also adopted a limited offering policy for the Class A Shares of the Fund. As a result, the following language is hereby added at the end of the Section “Class/Ticker:” in the Summary section of the Fund’s prospectus:

Effective October 9, 2017, Class A Shares of the Fund are publicly offered on a limited basis. (See “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)

The following language is hereby added at the beginning of the Section “Purchase and Sale of Fund Shares” in the Summary section of the Fund’s prospectus:

Effective October 9, 2017, Class A Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase additional shares and reinvest their dividends into the Fund from other J.P. Morgan Funds. See the section titled “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING.”

The following is hereby added to the “FUNDS SUBJECT TO A LIMITED OFFERING” in the Fund’s statutory prospectus:

JPMorgan Disciplined Equity Fund

Effective October 9, 2017, JPMorgan Disciplined Equity Fund’s Class A Shares (“Limited Class”) will be offered on a limited basis as described below. Except as otherwise described below, shareholders permitted to continue to purchase include shareholders of record, and if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.

Effective October 9, 2017, investors are not eligible to purchase shares of the Limited Class except as described below:

•

Existing shareholders of the Limited Class are able to continue to purchase additional shares of the Limited Class in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

•	Existing shareholders of the Limited Class are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

•	Fee-based advisory programs, which hold shares of the Limited Class on October 9, 2017, may continue to utilize the Limited Class for existing and new program accounts;

•

Group Retirement Plans (as defined below) (and their successor, related and affiliated plans), which have the Limited Class available prior to October 9, 2017 may continue to open accounts for new participants and can purchase additional shares in existing participant accounts. In addition, new Group Retirement Plans may purchase Limited Class shares until December 31, 2017, if it is determined that the particular Group Retirement Plan is having operational difficulties in implementing the new eligibility restrictions and receives the approval of the Fund and its distributor, JPMorgan Distribution Services Inc., to make purchases.

“Group Retirement Plans” refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and either:

•	Shares must be held at a plan level, or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify as Group Retirement Plans.

The following hereby replaces the “Additional information that applies to all limited offerings” in the Fund’s statutory prospectus:

Additional information that applies to all limited offerings

If all shares of the Fund (or a class subject to a limited offering) in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund unless a former shareholder makes his or her repurchase within 90 days of the redemption. Repurchases during this 90 day period will not be subject to any applicable sales charges if such sales charges are normally waived for repurchases within 90 days of the redemption as described in the “Repurchase Rights” section above. However, these repurchase restrictions do not apply to Group Retirement Plans that are eligible to continue to invest under the limited offering, as described above. If shares are purchased through a Financial Intermediary, contact your investment representative for their requirements and procedures.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE